Deferred tax	12 Months Ended
Dec. 31, 2021
Deferred Tax Assets And Liabilities [Abstract]
Deferred tax
23.	Deferred tax

The Group has the following unrecognized deferred tax assets as at December 31, 2021:

	December 31,
	2021	2020
	£000s	£000s
Trading losses	33,909	31,426
Share based payments	3,159	3,443
Capital losses	1,496	1,496
Total unrecognized deferred tax asset	38,564	36,365

To total unrecognized deferred tax assets are calculated based on the main corporate tax rate of 19%. Unrecognized deferred tax assets from foreign trading losses are calculated at the tax rate applicable to the related jurisdiction.

Deferred tax assets are recognized where it is probable that future taxable profit will be available to utilise losses. Due to the uncertainty of future capital gains, a deferred tax asset in respect of capital losses was not recognized at December 31, 2021 (2020: nil).